UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2017
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensation Arrangements of Certain Officers
On July 17, 2017, the Company increased the annual base salary of Gregory L. Call from $341,250 to $400,000 in connection with his promotion from Senior Vice President, General Counsel and Secretary to Executive Vice President, General Counsel, Chief Administrative Officer and Secretary. This compensation change is effective July 24, 2017. No other changes were made to Mr. Call's compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: July 19, 2017	/s/ Ashish Masih
Ashish Masih
President and Chief Executive Officer